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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): April 27, 1998
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                              DATAFLEX CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)


                                     Florida
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                 (State or Other Jurisdiction of Incorporation)


              0-15551                                   22-2163376
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       (Commission File Number)               (IRS Employer Identification No.)


                 2145 Calumet Street, Clearwater, Florida 34624
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               (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code:     (813) 562-2200
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)





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ITEM 5.   OTHER EVENTS

      On April 10, 1998, Dataflex Corporation, a Florida corporation, (the "Company"), announced the execution of an agreement and plan of merger (the "Merger Agreement") among the Company, CompuCom Systems, Inc. ("CompuCom") and CompuCom Acquisition Corp., a wholly owned subsidiary of CompuCom ("CompuCom Subsidiary").

      Pursuant to the Merger Agreement, CompuCom Subsidiary will be merged with and into the Company, with the Company continuing as the surviving corporation and wholly owned subsidiary of CompuCom, and each outstanding share of the Company's common stock will be converted into the right to receive $4.10 in cash. The transaction, which is subject to approval under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and by the Company's shareholders, is expected to be completed by June 30, 1998.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits:

         Exhibit  2.1 -- Agreement and Plan of Merger among CompuCom Systems,
                         Inc., CompuCom Acquisition Corp., and Dataflex Corporation, dated April 10, 1998.

         Exhibit  99 --  Press Release, dated April 10, 1998, issued by Dataflex
                         Corporation.





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                                   SIGNATURES


   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  DATAFLEX CORPORATION
                                  (Registrant)


                                  By:/s/ Anthony G. Lembo
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                                     Anthony G. Lembo, President


                                  Date: April 23, 1998



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